Inventory	12 Months Ended
Dec. 31, 2020
Inventory Disclosure [Abstract]
Inventory

Note 4 — Inventory

At December 31, 2020 and 2019, inventory consisted of finish goods, which amounted to $- and $-, respectively.

At December 31, 2019, the Company elected to impair its inventory in the amount of $1,271,402 due to the Company’s inability to market and sell the products acquired from Healthier Choice Management Corporation.